Exhibit 23

                    Consent of Independent Public Accountants





We hereby consent to the incorporation by reference in the Registration Statement on Form S-8, (File Nos. 33-31034, 333-04013 and 333-56111) of our
report, dated February 6, 2004, included in Ameriana Bancorp's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.





/s/BKD,LLP

Indianapolis, Indiana
March 26, 2004